UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado		80203
(Address of principal executive offices)		(Zip code)

JoEllen L. Legg Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2009

Item 1.  Schedule of Investments.

REAVES UTILITY INCOME FUND
STATEMENT of INVESTMENTS
January 31, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 158.72%
Consumer Staples 8.45%
Altria Group, Inc.	510,300	$8,440,362
Philip Morris International, Inc.	520,300	19,329,145
		27,769,507
Consumer Discretionary 0.15%
Shaw Communications, Inc.	30,000	484,500

Electric 72.08%
Ameren Corp.	520,000	17,290,000
Consolidated Edison, Inc.	252,000	10,269,000
Duke Energy Corp.	1,932,400	29,275,860
Exelon Corp.	282,000	15,290,040
Great Plains Energy, Inc.	1,477,869	28,182,962
Integrys Energy Group, Inc.	397,300	16,587,275
ITC Holdings Corp.	40,000	1,679,200
National Grid PLC-ADR	60,000	2,799,600
National Grid PLC	525,000	4,930,149
NSTAR	82,000	2,773,240
NV Energy, Inc.	20,000	214,600
PPL Corp.	1,006,000	30,843,960
Progress Energy, Inc.	490,000	18,972,800
Public Service Enterprise Group, Inc.	440,000	13,890,800
SCANA Corp.	110,000	3,771,900
Southern Co.	30,000	1,003,500
TECO Energy, Inc.	2,331,400	28,000,114
TransAlta Corp.	155,000	2,825,650
Xcel Energy, Inc.	450,000	8,307,000
		236,907,650
Energy 2.99%
BP Amoco PLC-ADR	60,000	2,548,200
Diamond Offshore Drilling	65,000	4,079,400
Total - ADR	18,000	896,040
TransCanada Corp.	20,000	537,900
Williams Cos, Inc.	105,000	1,485,750
XTO Energy, Inc.	8,000	296,720
		9,844,010
Financials 3.41%
Annaly Capital Management, Inc.	740,000	11,203,600

Food 2.76%
Kraft Foods, Inc.	323,160	9,064,638

Gas 20.24%
NiSource, Inc.	1,000,000	9,680,000
ONEOK, Inc.	890,000	26,005,800
Sempra Energy	295,000	12,932,800
Spectra Energy Corp.	1,122,500	16,287,475
Vectren Corp.	63,000	1,624,770
		66,530,845
Industrial 5.08%
General Electric Co.	1,376,000	16,690,880

Pharmaceuticals 0.75%
Pfizer, Inc.	170,000	2,478,600

Telephone 39.55%
AT&T Corp.	1,145,965	28,213,658
BCE, Inc.	701,700	14,356,782

BT Group PLC-ADR	50,000	762,000
CenturyTel, Inc.	140,000	3,799,600
Embarq Corp.	440,000	15,716,800
Froniter Communications Corp.	3,490,065	28,304,427
Telecom Corp. of New Zealand-ADR	230,342	1,550,202
Verizon Communications	530,000	15,831,100
Vodafone Group PLC-ADR	235,000	4,368,650
Windstream Corp.	1,970,000	17,099,600
		130,002,819
Transportation 0.11%
General Maritime Corp.	33,500	355,770

Utilities 1.12%
Constellation Energy Group, Inc.	140,000	3,682,000

Water Utilities 2.03%
American Water Works Co., Inc.	315,000	6,671,700

TOTAL COMMON STOCKS (Cost $610,172,976)		521,686,519

PREFERRED STOCKS 3.56%
Consumer Discretionary 0.56%
Comcast Corp., Sr Notes, 7.000%, 5/15/55	80,000	1,828,000

Electric 3.00%
AES Trust III, 6.750%, 10/15/29	131,100	4,719,600
BGE Capital Trust II, 6.200%, 10/15/43	180,000	3,182,400
Entergy Mississippi, Inc., 4.560%	3,520	231,550
Entergy New Orleans, Inc., 4.360%	4,500	285,750
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	980,028
Southern Cal Edison, 4.320	24,300	470,205
		9,869,533
TOTAL PREFERRED STOCKS (Cost $14,135,111)		11,697,533

LIMITED PARTNERSHIPS 3.74%
Copano Energy LLC	75,000	1,158,000
Enbridge Energy Partners LP	125,000	3,962,500
ONEOK Partners LP	81,000	4,131,000
Regency Energy Partners LP	151,000	1,591,540
Williams Partners LP	40,000	659,600
Williams Pipeline Partners LP	50,000	800,000

TOTAL LIMITED PARTNERSHIPS (Cost $16,501,214)		12,302,640

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT
CORPORATE BONDS 4.57%
Electric 0.21%
Calpine Generating Co., 11.500%, 4/1/11(a)(b)	WR/NR	$14,000,000	700,000

Gas 0.38%
Copano Energy LLC, 8.125%, 3/1/16	B1/B+	1,500,000	1,237,500

Telephone 3.36%
Level 3 Financing, Inc., 9.250%, 11/1/14	Caa1/CCC+	8,000,000	5,840,000
Qwest Corp., 7.500%, 6/15/23	Ba1/BBB-	7,000,000	5,215,000
			11,055,000

Utilities 0.62%
American Water Capital Corp., 6.085%, 10/15/17	Baa2/BBB+	2,000,000	1,787,760
American Water Capital Corp., 6.593%, 10/15/37	Baa2/BBB+	310,000	237,347
			2,025,107
TOTAL CORPORATE BONDS (Cost $17,486,103)			15,017,607

		SHARES	VALUE
MUTUAL FUNDS 0.89%
Loomis Sayles Institutional High Income Fund(c)		548,386	2,928,381

TOTAL MUTUAL FUNDS (Cost $4,000,000)			2,928,381
SHORT TERM INVESTMENTS 0.82%
Goldman Sachs Financial Square Funds Treasury Instruments Fund, 0.241% (7-day yield)(c)		2,699,955	2,699,955

TOTAL SHORT TERM INVESTMENTS (Cost $2,699,955)			2,699,955

Total Investments (Cost $664,995,359) - 172.30%			566,332,635

Assets in Excess of Liabilities - 0.76%			2,487,791

Liquidation Preference of Auction Market Preferred Shares — (73.06%) Series M7, F7, W28 (including dividends payable on preferred shares)			(240,126,299)
TOTAL NET ASSETS - 100.00%			$328,694,127

(a)	Non Income Producing Security
(b)	Issue is currently in default. See Notes to Quarterly Statement of Investments.
(c)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

ADR	-American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the resent as of January 31, 2009.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting case. Industries are shown as a percent of net assets. These industry classifications are Unaudited.

Income Tax Information:
Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:
As of January 31, 2009
Gross appreciation (excess of value over tax cost)	$36,617,325
Gross depreciation (excess of tax cost over value)	(136,300,836)
Net unrealized depreciation	(96,683,511)
Cost of investments for income tax purposes	$666,016,146

See Notes to Quarterly Statement of Investments.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

JANUARY 31, 2009 (Unaudited)

1.  Significant Accounting and Operating Policies

Reaves Utility Income Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003.  The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.  The Fund commenced operations on February 24, 2004.  The Fund’s common shares are listed on the New York Stock Exchange Arca (the “Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).  Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices.  As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities.  Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value.  Over-the-counter options are valued at the mean between bid and asked prices provided by dealers.  Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.  Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.  The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (“FASB”) No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: discounted future cash flow models, weighted average of last available trade prices and multi-dimensional relational pricing model.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$551,315,028
Level 2 - Significant Observable Inputs	15,017,607
Level 3 - Significant Unobservable Inputs	—
Total	$566,332,635

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

There were no outstanding foreign currency contracts for the Fund as of January 31, 2009.

Options:  In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

There was no activity in the Fund related to written options for the three months ended January 31, 2009.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

2. Other

As of January 31, 2009, the Fund held a security which was in default. The security is a corporate bond for Calpine Generating Co., maturing April 2011 with a coupon rate of 11.50%. During the period the Fund held the position in Calpine, the Fair Value Committee met regularly to consider and monitor the daily price being provided by the Fund’s primary pricing service. Subsequent to the date of this report, on February 4, 2009, the Fund sold its entire position of the Calpine bond. The sale transaction was executed at a price consistent with the value of the security being held on the Fund’s books.

In February 2008 the market for the Auction Preferred Shares (“AMPS”) became illiquid which resulted in failed auctions for the Fund’s AMPS. This occurrence was widespread through the AMPS market and not specific to the Fund. The auctions continue to fail through the date of this report. There is no impact to the way the AMPS are disclosed or valued on the Fund’s Statement of Investments and the total shares outstanding remain the same and continue to pay dividends.

Item 2.  Controls and Procedures.

(a)                                  The Registrant’s principal executive officer and principal financial officer, have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)                                 There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the 1940 Act, are attached as Exhibit99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	March 31, 2009

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	March 31, 2009

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